Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pinpoint Advance Corp., (the “Company”) on Form 10-K for the period ended December 31, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, Ronen Zadok, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date: March 31, 2011	By:	/s/ Ronen Zadok
Ronen Zadok
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)